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                                                                   EXHIBIT 10.45

                                SERVICE AGREEMENT

THIS SERVICE AGREEMENT (this "AGREEMENT") is made and entered into on 16 Jan, 2002, by and between:

LINKTONE LTD., a company established and registered in the Cayman Islands, with its registered address at Cayman Islands, British West Indies (hereinafter referred to as the "COMPANY"); and

MR. LI DONG, a citizen of the People's Republic of China, whose domicile is at No.50, Lane 690, Dongchangzhi Road, Shanghai and whose personal ID number is 310105197409142816 (hereinafter referred to as the "LI DONG")

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITION OF TERMS


         In this Agreement, unless the context otherwise provided, the following terms shall be interpreted as follows:

         (A)   "GROUP COMPANY":             means both the Company and its
                                            subsidiaries which are existing
                                            currently or will exist from time to
                                            time in the future (no matter
                                            whether the Company is a holding
                                            company or not);

         (B)   "EFFECTIVE DATE":            means 16 Jan, 2002;

         (C)   "BOARD OF DIRECTORS":        means either the Company's board of
                                            Directors or the Directors who
                                            attend the board meeting and satisfy
                                            the quorum, but excluding the
                                            administrative staff (as the case
                                            may be);

         (D)   "SHANGHAI WEILAN":           means Shanghai Weilan Computer Co.,
                                            Ltd., a limited liability company
                                            registered in Shanghai, the PRC,
                                            with its registered capital of
                                            RMB500,000. Li Dong is the
                                            supervisor of Shanghai Weilan and
                                            holds 40% of the equity interest
                                            therein. Presently, for purposes of
                                            business operations, Shanghai Weilan
                                            is proposed to become a limited
                                            liability company with an increased
                                            registered capital of RMB5,000,000,
                                            and Li Dong will hold 50% of the
                                            equity interest in Shanghai Weilan;

         (E)   "PRC":                       means the People's Republic of
                                            China. and

         (F)   "RMB":                       means the lawful currency of the
                                            PRC.

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         (G)   "LOAN AGREEMENT":            means the loan agreement entered
                                            into by and between Li Dong and
                                            Shanghai Huitong Information Co.
                                            Ltd. on 16 Jan, 2002.

        (H)    "SHANGHAI HUITONG            a company established and registered
               INFORMATION CO.              in the People's Republic of China,
               LTD.":                       invested by the Company (97%) and
                                            Shanghai Weilan (3%), with its
                                            address at No.28, Jiajing Road,
                                            Jiading District, Shanghai.

1.2      INTERPRETATION OF CERTAIN REFERENCES

         (A) Unless the context otherwise provided, in this Agreement, the references to:

                  (1) "People" shall include any individual, company, legal person, corporate name, partnership, joint venture, association, organization or trust (whether or not having separate legal personality), and the reference to any of the above items shall include other items as mentioned above;

                  (2) words imparting the singular shall include the plural and vice versa;

                  (3)      clauses are to the clauses of this Agreement;

         (B) As for the purpose of this Agreement, a company will be deemed as the subsidiary of another company if the latter:

                  (a) controls the constitution of the former's board members; or

                  (b) controls over fifty percent (50%) of the former's voting powers; or

                  (c) holds over fifty percent (50%) of the former's registered capital or issued shares;

                  The term of "Subsidiary" shall be interpreted accordingly.

1.3      HEADINGS OF CLAUSES

         The headings contained herein are for the convenience of reference only, and shall not in any way affect the meaning or interpretation of this Agreement.

2.       EFFECTIVE DATE

         This Agreement shall come into effect on the Effective Date, and any valid agreements (whether made orally or in writing) made prior to the Effective Date by and between Li Dong and the Company or any of its subsidiaries concerning the appointment of Li Dong shall all be substituted by this Agreement and such agreements shall be terminated and invalidated on the Effective Date.

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3.       CONDITIONS OF DIRECTORSHIP

3.1 The Company hereby agrees that Li Dong, and Li Dong hereby consents to be as director of Shanghai Weilan in accordance with and subject to the terms and conditions as set out herein.

3.2 Without prejudice to Clause 8 herein, the term of such directorship shall be three (3) years as regulated by the Articles of Association of Shanghai Weilan.

3.3 Company hereby employs Li Dong as its employee, and Li Dong agrees to accept such offer.

3.4 Li Dong hereby agrees if Shanghai Weilan expects to appoint other new director, Shanghai Weilan shall obtain the written consent of Company in advance.

4.       RESPONSIBILITIES AND POWERS

4.1 During the term of directorship of Shanghai Weilan herein, Li Dong shall be fully dedicated to his responsibilities on full-time basis and shall make his best endeavors to enhance the general benefit and welfare of the Shanghai Weilan.

4.2 Li Dong shall at any time promptly provide the Board of Directors with the documents, explanation and assistance concerning the business of Shanghai Weilan and Shanghai Huitong Information Co. Ltd or any other Group Company (if applicable, as director) (or provide such documents, explanation and assistance in writing as required by the Board of Directors) pursuant to the requirement of the Board of Directors.

4.3 Li Dong shall exercise the powers vested, or perform the duties granted, or act in accordance with the instructions given, by the Board of Directors from time to time (provided that such instructions shall comply with the Conditions of Appointment as contemplated hereunder). When Li Dong performs his responsibilities hereunder (provided such responsibilities shall comply with the Conditions of Appointment as contemplated hereunder), he may be required to serve not only the Company but also the Group Company, if necessary.

4.4 Li Dong shall comply with the PRC laws and regulations and the articles of association of Shanghai Weilan, and shall act according to his rights and obligations as director of Shanghai Weilan.

5.       POSITION OF DIRECTOR

5.1 When Li Dong accepts the directorship of Shanghai Weilan hereunder, if necessary, he shall also accept the appointment by the Company as director of certain other Group Company. When he is so appointed, if the Company requires, Li Dong shall also resign from the position of directorship of Group Company without consideration therefore. However, such resignation shall not affect the effectiveness of this Agreement.

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5.2      Once the directorship of Li Dong is terminated for whatever reason, upon the request of the Board of Directors, Li Dong shall resign from the position of Shanghai Weilan or other Group Company without consideration therefore and shall also resign from any other position and the fiduciary duty.

6.       REWARDS

         The Company shall pay or compensate Li Dong for all reasonable expenses to be paid or already paid by Li Dong during the performance of his duties hereunder against relevant payment evidence to the Company by Li Dong first upon the reasonable request of the Company.

7.       COMPENSATION

         The Company hereby agrees to compensate the Li Dong for the loss and impairment caused by his performance of his duties as the director of Shanghai Weilan, except for the following situations:

         (1) Li Dong is in material default of his duty by intentional misconduct or gross negligence; or

         (2) Li Dong is found to be negligent for his duties in litigation or other legal proceedings in which he is involved.

8.       TERMINATION OF DIRECTORSHIP

8.1 Without prejudice to the accumulative rights (if any) or compensation which the parties enjoy hereunder, except where Li Dong:

         (1) ceases to act as the supervisor of Shanghai Weilan (including but not limited to resignation or abdication) without the approval of the Board of Directors; or

         (2) is significantly, repeatedly or continuously in breach of his duties hereunder, or

         (3) has material malfeasance or material malpractice in the performance of his duties hereunder; or

         (4) is adjudicated for crimes or involved in relation with any crime, unless the Board of Directors (considering the nature of the duty to be performed and the qualification of the appointment) reasonably think that such crime do not affect his status as the employee of the Company; or

         (5) has impacted the reputation or the business interest of the Company or any Group Company by his action or inaction; or

         (6) has suffered from mental disorder or has become a mental patient as defined by any regulation in respect of mental health; or

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         (7)      is forbidden to act as director by any laws or regulations; or

         (8) is dismissed from the position, or is not consecutively appointed (if Li Dong shall resign in turn in accordance with the articles of association or other arrangement of Shanghai Weilan at that time), as a director of Shanghai Weilan,

         Li Dong shall resign the directorship of Shanghai Weilan automatically.

8.2 Li Dong hereby irrevocably agrees that, in the event (a) where he resigns the directorship of Shanghai Weilan in accordance with Clause 8.1; (b) this Agreement is terminated for any reason including the reasons stipulated in Clause 9, or (c) any of the events stipulated in Clause 3 of the Share Transfer Agreement between Li Dong and the Company occurs, he shall transfer the 50% of the equity interest that he holds in Shanghai Weilan to the person designated by the Company without consideration and that he shall assist in going through all procedures to make such designated person the supervisor of Shanghai Weilan (including but not limited to the amendment of the business license and relevant company records).

8.3 Clause 10.1 shall remain in complete effect after Li Dong resigns the directorship of Shanghai Weilan (for whatever reason).

8.4 Without prejudice to Clause 8.1(3), in the event where Li Dong is involved in crimes and, as a result of which, is not able to normally perform his duty as director, the Company and Shanghai Weilan shall be entitled to suspend his position as a director until he can continue to perform his duties effectively.

8.5 If Shanghai Huitong Information Co. Ltd. terminates the Loan Agreement in accordance with Clause 8.1 to 8.6 thereof, the Company shall be entitled to ask Li Dong to resign the directorship of Shanghai Weilan at any time.

9.       TERMINATION OF THIS AGREEMENT FOR MERGER OR REORGANISATION OF THE
         COMPANY

         In the event where Li Dong resigns the directorship of Shanghai Weilan due to liquidation of Shanghai Weilan for the purpose of merger or reorganization or Shanghai Weilan in merger or reorganization arrangement without liquidation of the Company, and, as a result of which, Li Dong is employed by any company with terms and conditions more favorable for him than those contained herein, Li Dong shall not claim for compensation for the termination of his directorship of Shanghai Weilan.

10.      LIMITATION TO LI DONG

10.1     Li Dong hereby warrants to the Company that he will not:

         (A) during the term of his directorship or one year after the termination of his directorship, solicit the clients or agents of Shanghai Weilan, the Company or any other Group Company during the term of the directorship either for himself or for

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                  any other Person, as long as Li Dong has been a director of such other Group Company within one year before the termination of the directorship; or

         (B) during the term of his directorship or within one year after the termination of his directorship, encourage any employee, worker, manager or director of Shanghai Weilan, the Company or any other Group Company to resign the office either for the interest of himself or for any other Person, no matter whether the employment agreement between such Person and the relevant company is breached by such resignation.

10.2 Subject to Clause 10.1, during the term of his directorship or within one year after the termination of his directorship, Li Dong shall not (unless agreed by the Board of Directors in writing) directly or indirectly conduct any other business which competes against the business of the group or have any beneficial relationship in such business, unless the following conditions are met:

         (A) Li Dong has been conducting such business prior to the commencement of the same by any Group Company; or

         (B) Li Dong is appointed to any important position of any business during the term of his directorship hereunder, and such position does not conflict with the group's benefit or his responsibility for the Group Company, and is approved by the majority of the Board of Directors; or

         (C) Li Dong holds (directly or through agent) shares in any investment project listing on any security exchange market, however, without the prior permit by the Board of Directors, the shares or other securities of any kind of any companies held by Li Dong shall not exceed 2% of the issued ones.

11.      DEFAULT LIABILITIES

         If Li Dong is in violation of the clauses hereunder and such violation is not corrected (such correction shall be satisfactory to the Company) within the prescribed period after his receipt of a written notice from the Company, then such violation shall be deemed as the breach of this Agreement by Li Dong, and the Company shall be entitled to require Li Dong to, and Li Dong shall, upon the Company's requirement, be obliged to transfer 100% of the shares he holds in Shanghai Weilan to a designated person without consideration therefore.

12.      NOTICE

         When one party hereof sends a notice to the other party, such party can deliver such notice by mails with correct address (if the receiver is the Company, the address shall be the company address at that time as mentioned above, while if the receiver is the Li Dong, the address shall be his latest address known by the Company). If the notice is sent by mail, the delivery of the notice shall be deemed as completed upon presumed completion of common post procedures. If the notice is sent by hand, the delivery of the notice shall be deemed as completed upon physical delivery of such notice. Once it can

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         be evidenced that the notice has been sent out by mail with correct address according to relevant provisions, it shall be sufficient to evidence that the notice has been delivered.

13.      NON-TRANSFERABILITY

         Neither this Agreement nor the position of the Li Dong shall be transferred.

14.      GOVERNING LAW

         The execution, interpretation, performance, dispute resolution and any other issues relating to this Agreement shall be governed by and interpreted in accordance with the laws of Hong Kong SAR.

15.      LANGUAGE AND TEXT

         This Agreement is made in Chinese and English. If there is any inconsistency between Chinese version and English version, the English version shall prevail. This agreement shall be signed in two (2) originals, one (1) of which shall be kept by the Company and the other one (1) of which shall be kept by the Director.

16.      CONSISTENCY

16.1 It is the intention of the Company and Li Dong that the Service Agreement dated 1st day of September, 2000 and the Supplementary Agreement dated 7th day of December, 2000 shall be terminated and this Agreement shall prevail instead.

16.2 In the event of an inconsistency arising between the provisions of the aforesaid Service Agreement and Supplementary Agreement, the provisions of this Agreement shall prevail.

17.      MISCELLANEOUS

17.1 This Agreement may be signed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Any party may enter into this Agreement by signing any such counterpart and each counterpart may be signed and executed by the parties and transmitted by facsimile transmission and shall be as valid and effectual as if executed as an original.

17.2 This agreement shall be signed in two (2) originals, one (1) of which shall be kept by the Company and the other one (1) of which shall be kept by Li Dong.

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IN WITNESS WHEREOF, the parties hereof have executed this Agreement as of the date first above written.

LINKTONE LTD.

Signature of Authorized Representative:  /s/ Wu Jun
                                       ---------------------

Name: Wu Jun
Position: Chairman of the board
Signature & Name of Witness:

LI DONG

Signatures:   /s/ Li Dong
           -------------------------
Signature & Name of Witness.

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